Wi-Fi Perfected™ Third Quarter 2017 Earnings Presentation November 6, 2017 Semiconductors Cloud Analytics Proprietary Software

Safe Harbor and Non-GAAP Financial Measures 2 This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, product development plans, competitive position, potential growth opportunities, use of proceeds and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the risk factors listed in our 10-K dated March 2, 2017. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation includes certain non-GAAP financial measures as defined by the SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the appendix to this presentation.

$40 $67 $84 $129 $135 2013 2014 2015 2016 2017 YTD Quantenna at a Glance 3 Strong Revenue Growth Profile $MM 100 million+ chips shipped 60+ products with Quantenna inside 50+ service providers 40+ OEMs / ODMs 350+ employees 11+ years of history 45% CAGR $41 Q4 guide midpoint $176

Sizing Up the Premium Wi-Fi Market 4 Total Wi-Fi Chipset Revenue $2.1 B $2.6 B $1.5 B $1.4 B $0.2 B $1.3 B 2016 2021 Source: ABI Research Wi-Fi Market Data 3Q 2016, Table 4, Table 11 and Table 26 and Quantenna assumptions Portable Devices include cellular phones, laptops, netbooks, Ultrabooks, Chromebooks, PC accessories, mobile devices, gaming controllers, OEM remote controls, 3D glasses, and wearables and healthcare devices Non-Portable Devices include networking, set-top boxes, televisions, gaming consoles, DVD / Blu-ray players, desktop PCs, printers, smart home, automotive, industrial, and others 2.1 B 2.9 B 0.7 B 1.1 B 0.0 B 0.2 B 2016 2021 Total Wi-Fi Enabled Device Shipments 53% 2016-2021 CAGR 8% 7% 50% 2016-2021 CAGR -2% 4% Premium Wi-Fi * in Non-Portable Devices Mainstream Wi-Fi in Non-Portable Devices Wi-Fi in Portable Devices * Premium Wi-Fi chipsets are defined by 4x4 MIMO or higher performance. Quantenna’s premium Wi-Fi technology leads the high performance, non-portable device market.

Q3 2017 Financial Highlights Record quarterly revenue of $50.1 million • 47% Y/Y growth vs Q3 2016 • 6% Q/Q growth vs Q2 2017 Gross margin of 49.0% • At high end of 47.0% to 49.0% guidance range • Down 160bps Q/Q vs Q2 2017 due to increased Wave 3 10G mix Operating cash flow positive • Cash from ops $7.3 million or $0.19/share Record Earnings Performance • $5.6 million net income – Net income more than doubled Q/Q • $0.14 in EPS – Exceeded $0.07 to $0.09 guidance range 0 25 50 75 100 125 150 175 Q3 2016 Q3 2017 TTM Q3 2016 TTM Q3 2017 48% YoY Strong Revenue Growth Profile $MM 47% YoY 5 *Gross margin, income and EPS figures are fully diluted based on non-GAAP reporting which excludes stock-based compensation. TTM means trailing twelve months.

Technology Cycles Drive Growth $MM 0 10 20 30 40 50 Q4'15 Q1'16 Q2'16 Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Other 802.11n 802.11ac Wave2 802.11ac Wave3 (10G) Q2 Wi-Fi Technology Highlights • 802.11ac Wave 3 (10G) revenue – Grew 246% Q/Q to $6.5 million – Q4 revenue expected to decline Q/Q but remain above Q2 levels • 802.11ac Wave 2 revenue – Declined $1.1 million or -3% Q/Q – Grew 49% Y/Y to $36.1 million – Q4 revenue expected be flat to slightly down Q/Q • 802.11n revenue – Declined 6% Q/Q to $7.5 million – Expect material decline Q/Q in Q4 – Revenue is expected to decline longer-term Wi-Fi Technology: Wave 3 (10G) Ramp Begins 6

Operating Results & Guidance 2015 2016 Q2 2017 Q3 2017 Q4 2017 Guidance Revenue $83.8 $129.1 $47.1 $50.1 $40 - $42 Gross Margin 49% 50% 51% 49% GAAP: 51.4% +/-100bps non-GAAP: 51.5% +/-100bps OPEX 55% 48% 44% 39% GAAP: up 13% Q/Q non-GAAP: up 15% Q/Q EPS $(7.59) $0.04 $0.07 $0.14 GAAP: ($0.11) – ($0.09) non-GAAP: ($0.04) – ($0.02) 7 *Gross margin, OPEX and EPS figures are based on non-GAAP reporting which excludes stock-based compensation.

Balance Sheet Summary 2015 2016 Q2 2017 Q3 2017 Cash, Cash Equivalents & Marketable Securities $18.9 $117.0 $124.4 $126.9 Total Assets $46.7 $154.8 $174.6 $191.3 Total Debt $5.8 $5.9 $5.0 $4.4 Total Liabilities $17.6 $26.0 $38.0 $48.7 Total Stockholders’ Equity ($155.7) $128.7 $136.6 $142.7 8

Appendix 9

Non-GAAP to GAAP Operating Margin Reconciliation 10 SBC means stock-based compensation, percentages may not total due to rounding 2015 2016 Q2 2017 Q3 2017 Non-GAAP Gross Margin 49% 50% 51% 49% SBC: Gross Margin 0% 0% 0% 0% GAAP Gross Margin 49% 50% 51% 49% Non-GAAP Operating Margin (6%) 2% 6% 10% SBC: R&D 0% 1% 3% 3% SBC: S&M 1% 0% 1% 1% SBC: G&A 1% 1% 2% 2% GAAP Operating Margin (7%) (1%) 1% 5%

Non-GAAP to GAAP Net Margin Reconciliation 11 SBC means stock-based compensation, percentages may not total due to rounding 2015 2016 Q2 2017 Q3 2017 Non-GAAP Net Margin (7%) 1% 6% 11% SBC: Gross Margin 0% 0% 0% 0% SBC: R&D 0% 1% 3% 3% SBC: S&M 1% 0% 1% 1% SBC: G&A 1% 1% 2% 2% GAAP Net Margin (8%) (1%) 0% 6%

Wi-Fi Perfected™ 12 Semiconductors Cloud Analytics Proprietary Software